UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) November 7, 2022

TAUTACHROME, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-141907	84-2340972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1846 E. Innovation Park Drive, Oro Valley, Arizona	85755
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

November 7, 2022 Tautachrome engaged with Chetu for ARknet development. With this engagement we are moving beyond establishing ARknet’s underlying architecture and onto streamlining usability, strengthening features, and expanding integrations. This advancement is needed for social interaction, group, augmented reality, adoption, and commerce for business transactions.

Active application development discussions can be found inside the ARknet app by joining the ARknet Official group.

Chetu is a US-based software development company specializing in providing businesses worldwide with custom technology solutions. As a mobile and web-based application development company with over 2,800 skilled software developers, Chetu combines technological expertise, specific domain experience, and a passion for excellence to deliver enterprise-grade solutions.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAUTACHROME, INC.

Date: November 7, 2022	By:	/s/ David LaMountain
David LaMountain
CEO

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